UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2006 (June 2, 2006)
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Avenue, Suite 1100
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Innofone's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Innofone’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Innofone's actual results to differ from management's current expectations are contained in Innofone's filings with the Securities and Exchange Commission. Innofone undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 2, 2006, Innofone.com, Incorporated (the “Company” or “Innofone”) entered into an equity swap arrangement (“Swap Transaction”) with Cogent Capital Investments LLC and Cogent Capital Financial LLC (collectively, “Cogent”).  Pursuant to a Securities Purchase Agreement between the Company and Cogent, the Company issued (i) 1,850,000 shares of common stock (“Common Stock”); and (ii) 4,815,000 shares of the Company’s Series A Convertible Preferred Stock (“Preferred Stock”)  in exchange for United States Treasury Notes and Strips with Market value on the date immediately preceding the date of delivery of at least $50,000,000 ("US Securities"). Further, in connection with the Swap Transaction, Innofone issued to Cogent 5,000,000 shares of its Common Stock (“Exchange Shares”) and a warrant to purchase 5,000,000 shares of Common Stock (“Warrant Shares”). The Swap Transaction closed on June 5, 2006.

As part of the transaction, on June 2, 2006, the parties entered into the 2002 International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreement, the ISDA Credit Support Annex, an Equity Swap Transaction Confirmation and certain other ancillary agreements (collectively, the "ISDA Agreements"). Pursuant to the ISDA Agreements, the Company has agreed to place the US Securities into escrow as collateral in respect of a swap transaction governed by the ISDA Agreements (the "Swap") and shall be released as provided therein. Subject to the satisfaction of various conditions and the payment of periodic amounts due under the Swap, the US Securities may be released to the Company over a 30 month period commencing on the effectiveness of a resale registration statement covering the Shares. The periodic payments under the Swap, are based on an initial price per share of $1.333333 per share, subject to certain adjustments. In addition, the Company unilaterally can terminate the ISDA Agreements by exercising its right to optionally redeem all (but not less than all) of the Series A Preferred 24 months after issuance.

Pursuant to an Amended and Restated Certificate of Designation filed by Innofone, the Preferred Stock issued to Cogent has no voting rights, no dividend rights (unless the Board of Directors elects otherwise) and each shares of Preferred Stock shall be convertible into ten (10) shares of Common Stock, subject to certain adjustments (“Conversion Ratio”). Further, no sooner than two years after June 2, 2006, the issuance date, the Company has the option to redeem all (but not less than all) of the outstanding Preferred Stock by paying in cash the market price (the trailing ten (10) average of the Common Stock) multiplied by the Conversion Ratio. The Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, senior to any other security issued by the Company.  The terms of the Preferred Stock and the Warrant provide that no holder shall have the right to receive, and the Company shall not issue, any securities of the Company that would cause such holder to own beneficially, after giving effect to the conversion of any Preferred Stock or the exercise of the Warrant, more than 9.5% of the total outstanding Common Stock.

In connection with the Swap Transaction, we granted certain demand and piggyback registration rights to Cogent covering the Exchange Shares and the Warrant Shares obligating us to file a registration statement with the Securities and Exchange Commission ("SEC").

A copy of the Securities Purchase Agreement, Escrow Agreement, ISDA Master Agreement, including Schedule thereto, Equity Swap Confirmation, Credit Support Annex, Warrant, Certificate of Designation and Registration Rights Agreement are attached hereto as exhibits.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor was an “accredited investor” and/or qualified institutional buyers, the Investor had access to information about the Company and its investment, the Investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 8.01 OTHER EVENTS.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.
Exhibit Number	Description

3.1*	Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock of Innofone.com, Incorporated
10.1*	Securities Purchase Agreement by and between Innofone and Cogent Capital Investments LLC and Cogent Capital Financial LLC, dated June 2, 2006
10.2*	Escrow Agreement by and between Innofone and Cogent Capital Investments LLC and Cogent Capital Financial LLC, dated June 2, 2006
10.3*	ISDA Master Agreement by and between Innofone and Cogent Capital Financial LLC, dated June 2, 2006
10.4*	Equity Swap Confirmation by and between Innofone and Cogent Capital Financial LLC, dated June 2, 2006
10.5*	Credit Support Annex by and between Innofone and Cogent Capital Financial LLC, dated June 2, 2006
10.6*	Registration Rights Agreement, by and between Innofone and Cogent Capital Investments LLC and Cogent Capital Financial LLC, dated June 2, 2006
10.7*	Warrant issued by Innofone to Cogent Capital Financial LLC, dated June 2, 2006

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INNOFONE.COM, INCORPORATED
By:	/s/ Alex Lightman
Chief Executive Officer and President

June 8, 2006

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock of Innofone.com, Incorporated
10.1*	Securities Purchase Agreement by and between Innofone and Cogent Capital Investments LLC and Cogent Capital Financial LLC, dated June 2, 2006
10.2*	Escrow Agreement by and between Innofone and Cogent Capital Investments LLC and Cogent Capital Financial LLC, dated June 2, 2006
10.3*	ISDA Master Agreement by and between Innofone and Cogent Capital Financial LLC, dated June 2, 2006
10.4*	Equity Swap Confirmation by and between Innofone and Cogent Capital Financial LLC, dated June 2, 2006
10.5*	Credit Support Annex by and between Innofone and Cogent Capital Financial LLC, dated June 2, 2006
10.6*	Registration Rights Agreement, by and between Innofone and Cogent Capital Investments LLC and Cogent Capital Financial LLC, dated June 2, 2006
10.7*	Warrant issued by Innofone to Cogent Capital Financial LLC, dated June 2, 2006